MONTHLY SERVICER'S CERTIFICATE
                                                   CARMAX AUTO SUPERSTORES, INC.

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                                                     CARMAX AUTO OWNER TRUST
                                                         SERIES 2004-1
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  Collection Period                                                                                           07/01/04-07/31/04
  Determination Date                                                                                                   8/9/2004
  Distribution Date                                                                                                   8/16/2004


  Pool Balance
  ------------

    1 . Pool Balance on the close of the last day of the preceding
        Collection Period                                                                                 $      563,927,382.01

    2 . Collections allocable to Principal                                                                $       17,830,761.23

    3 . Purchase Amount allocable to Principal                                                            $                0.00

    4 . Defaulted Receivables                                                                             $           77,661.93

                                                                                                             -------------------
    5 . Pool Balance on the close of the last day of the Collection Period                                $      546,018,958.85
        (Ln1 - Ln2 - Ln3 - Ln4)

    6 . Initial Pool Balance                                                                              $      600,000,002.26

                                                                                       Beginning                    End
    7 . Note Balances                                                                  of Period                 of Period
                                                                                ------------------------------------------------

        a. Class A-1 Note Balance                                               $      71,063,368.79     $        50,987,546.02
        b. Class A-2 Note Balance                                               $     134,000,000.00     $       134,000,000.00
        c. Class A-3 Note Balance                                               $     161,000,000.00     $       161,000,000.00
        d. Class A-4 Note Balance                                               $     128,000,000.00     $       128,000,000.00
        e. Class B Note Balance                                                 $      18,000,000.00     $        18,000,000.00
        f. Class C Note Balance                                                 $      21,000,000.00     $        21,000,000.00
        g. Class D Note Balance                                                 $      27,000,000.00     $        27,000,000.00
                                                                                    -----------------        -------------------
        h. Note Balance (sum a - f)                                             $     560,063,368.79     $       539,987,546.02

    8 . Pool Factors

        a. Class A-1 Note Pool Factor                                                      0.6402105                  0.4593473
        b. Class A-2 Note Pool Factor                                                      1.0000000                  1.0000000
        c. Class A-3 Note Pool Factor                                                      1.0000000                  1.0000000
        d. Class A-4 Note Pool Factor                                                      1.0000000                  1.0000000
        e. Class B Note Pool Factor                                                        1.0000000                  1.0000000
        f. Class C Note Pool Factor                                                        1.0000000                  1.0000000
        g. Class D Note Pool Factor                                                        1.0000000                  1.0000000
                                                                                    -----------------        -------------------
        h. Note Pool Factor                                                                0.9334389                  0.8999792

    9 . Overcollateralization Target Amount                                                               $        9,555,331.78

   10 . Current overcollateralization amount (Pool Balance - Note Balance)                                $        6,031,412.83

   11 . Weighted Average Coupon                                                                           %               7.85%

   12 . Weighted Average Original Term                                                                   months           60.22

   13 . Weighted Average Remaining Term                                                                  months           53.51

  Collections
  -----------

   14 . Finance Charges:

        a. Collections allocable to Finance Charge                                                        $        3,873,520.04
        b. Liquidation Proceeds allocable to Finance Charge                                               $                0.00
        c. Purchase Amount allocable to Finance Charge                                                    $                0.00
                                                                                                             -------------------
        d. Available Finance Charge Collections (sum a - c)                                               $        3,873,520.04

   15 . Principal:
        a. Collections allocable to Principal                                                             $       17,830,761.23
        b. Liquidation Proceeds allocable to Principal                                                    $                0.00
        c. Purchase Amount allocable to Principal                                                         $                0.00
                                                                                                             -------------------
        d. Available Principal Collections (sum a - c)                                                    $       17,830,761.23

   16 . Total Finance Charge and Principal Collections (14d + 15d)                                        $       21,704,281.27

   17 . Interest Income from Collection Account                                                           $           18,049.23

   18 . Simple Interest Advances                                                                          $                0.00

                                                                                                             -------------------
   19 . Available Collections (Ln16 + Ln17 + Ln18)                                                        $       21,722,330.50

  Required Payment Amount
  -----------------------

   20 . Total Servicing Fee
        a. Monthly Servicing Fee                                                                          $          469,939.49
        b. Amount Unpaid from Prior Months                                                                $                0.00
        c. Amount Paid                                                                                    $          469,939.49
                                                                                                             -------------------
        d. Shortfall Amount (a + b - c)                                                                   $                0.00

   21 . Class A Noteholder Interest Amounts
        a. Class A-1 Monthly Interest                                                                     $           74,284.91
        b. Additional Note Interest related to Class A-1 Monthly Interest                                 $                0.00
        c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest                 $                0.00
                                                                                                             -------------------
        d. Total Class A-1 Note Interest (sum a - c)                                                      $           74,284.91

        e. Class A-2 Monthly Interest                                                                     $          208,816.67
        f. Additional Note Interest related to Class A-2 Monthly Interest                                 $                0.00
        g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest                 $                0.00
                                                                                                             -------------------
        h. Total Class A-2 Note Interest (sum e-g)                                                        $          208,816.67

        i. Class A-3 Monthly Interest                                                                     $          356,883.33
        j. Additional Note Interest related to Class A-3 Monthly Interest                                 $                0.00
        k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest                 $                0.00
                                                                                                             -------------------
        l. Total Class A-3 Note Interest (sum i-k)                                                        $          356,883.33

        m. Class A-4 Monthly Interest                                                                     $          363,733.33
        n. Additional Note Interest related to Class A-4 Monthly Interest                                 $                0.00
        o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest                 $                0.00
                                                                                                             -------------------
        p. Total Class A-4 Note Interest (sum m-o)                                                        $          363,733.33

   22 . Priority Principal Distributable Amount                                                           $                0.00

   23 . Class B Noteholder Interest Amount
        a. Class B Monthly Interest                                                                       $           40,800.00
        b. Additional Note Interest related to Class B Monthly Interest                                   $                0.00
        c. Interest Due on Additional Note Interest related to Class B Monthly Interest                   $                0.00
                                                                                                             -------------------
        d. Total Class B Note Interest (sum a-c)                                                          $           40,800.00

   24 . Secondary Principal Distributable Amount                                                          $                0.00

   25 . Class C Noteholder Interest Amount
        a. Class C Monthly Interest                                                                       $           52,850.00
        b. Additional Note Interest related to Class C Monthly Interest                                   $                0.00
        c. Interest Due on Additional Note Interest related to Class C Monthly Interest                   $                0.00
                                                                                                             -------------------
        d. Total Class C Note Interest (sum a-c)                                                          $           52,850.00

   26 . Tertiary Principal Distributable Amount                                                           $                0.00

   27 . Class D Noteholder Interest Amount
        a. Class D Monthly Interest                                                                       $           79,200.00
        b. Additional Note Interest related to Class D Monthly Interest                                   $                0.00
        c. Interest Due on Additional Note Interest related to Class D Monthly Interest                   $                0.00
                                                                                                             -------------------
        d. Total Class C Note Interest (sum a-c)                                                          $           79,200.00

   28 . Required Payment Amount (Sum: Ln 20 - Ln 27)                                                      $        1,646,507.73

   29 . Regular Principal Distributable Amount                                                            $       23,599,741.72

   30 . Unreimbursed Servicer Advances                                                                    $                0.00

  Available Funds
  ---------------

   31 . Available Collections                                                                             $       21,722,330.50

   32 . Reserve Account Draw Amount                                                                       $                0.00
                                                                                                             -------------------

   33 . Available Funds                                                                                   $       21,722,330.50

  Collection Account Activity
  ---------------------------

   34 . Deposits
        a. Total Daily Deposits of Finance Charge Collections                                             $        3,873,520.04
        b. Total Daily Deposits of Principal Collections                                                  $       17,830,761.23
        c. Withdrawal from Reserve Account                                                                $                0.00
        d. Interest Income                                                                                $           18,049.23
                                                                                                             -------------------
        e. Total Deposits to Collection Account (sum a - d)                                               $       21,722,330.50

   35 . Withdrawals
        a. Servicing Fee and Unreimbursed Servicer Advances                                               $          469,939.49
        b. Deposit to Note Payment Account for Monthly Note Interest/Principal                            $       21,252,391.01
        c  Deposit to Reserve Account                                                                     $                0.00
        d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)         $                0.00
                                                                                                             -------------------
        e  Total Withdrawals from Collection Account(sum a - d)                                           $       21,722,330.50

  Note Payment Account Activity
  -----------------------------

   36 . Deposits
        a. Class A-1 Interest Distribution                                                                $           74,284.91
        b. Class A-2 Interest Distribution                                                                $          208,816.67
        c. Class A-3 Interest Distribution                                                                $          356,883.33
        d. Class A-4 Interest Distribution                                                                $          363,733.33
        e. Class B Interest Distribution                                                                  $           40,800.00
        f. Class C Interest Distribution                                                                  $           52,850.00
        g. Class D Interest Distribution                                                                  $           79,200.00

        h. Class A-1 Principal Distribution                                                               $       20,075,822.77
        i. Class A-2 Principal Distribution                                                               $                0.00
        j. Class A-3 Principal Distribution                                                               $                0.00
        k. Class A-4 Principal Distribution                                                               $                0.00
        l. Class B Principal Distribution                                                                 $                0.00
        m. Class C Principal Distribution                                                                 $                0.00
        n. Class D Principal Distribution                                                                 $                0.00
                                                                                                             -------------------

        o. Total Deposits to Note Payment Account (sum a - n)                                             $       21,252,391.01

   37 . Withdrawals
        a. Class A-1 Distribution                                                                         $       20,150,107.68
        b. Class A-2 Distribution                                                                         $          208,816.67
        c. Class A-3 Distribution                                                                         $          356,883.33
        d. Class A-4 Distribution                                                                         $          363,733.33
        e. Class B Distribution                                                                           $           40,800.00
        f. Class C Distribution                                                                           $           52,850.00
        g. Class D Distribution                                                                           $           79,200.00
                                                                                                             -------------------
        h. Total Withdrawals from Note Payment Account (sum a - g)                                        $       21,252,391.01

  Certificate Payment Account Activity
  ------------------------------------

   38 . Deposits
        a. Excess Funds                                                                                   $                0.00
        b. Reserve Account surplus                                                                        $            2,078.42
                                                                                                             -------------------
        c  Total Deposits to Certificate Payment Account (sum a - b)                                      $            2,078.42

   39 . Withdrawals
        a. Certificateholder Distribution                                                                 $            2,078.42
                                                                                                             -------------------
        b. Total Withdrawals from Certificate Payment Account                                             $            2,078.42

  Required Reserve Account Amount
  -------------------------------

   40 . Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                                  NO

      If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
      (Ln41 (a) or Ln41 (b))

   41 . Lesser of: (a or b)
        a. $3,000,000.00                                                                                  $        3,000,000.00
        b.  Note Balance                                                                                  $      539,987,546.02

      If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of:
      (Ln 42(a) or Ln42 (b))

   42 . Lesser of: (a or b)
        a. $4,500,000.00                                                                                  $                 n/a
        b. Note Balance                                                                                   $                 n/a

   43 . Required Reserve Account Amount                                                                   $        3,000,000.00


  Reserve Account Reconciliation
  ------------------------------

   44 . Beginning Balance (as of end of preceding Distribution Date)                                      $        3,000,000.00
   45 . Investment Earnings                                                                               $            2,078.42
   46 . Reserve Account Draw Amount                                                                       $                0.00
                                                                                                             -------------------
   47 . Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                                      $        3,002,078.42
   48 . Deposit from Available Funds (Ln 35c)                                                             $                0.00
   49 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount              $            2,078.42
   50 . Ending Balance (Ln47 + Ln48 - Ln49)                                                               $        3,000,000.00
   51 . Reserve Account Deficiency (Ln43 - Ln50)                                                          $                0.00

  Instructions to the Trustee
  ---------------------------

   52 . Amount to be deposited from the Reserve Account into the Collection Account                       $                0.00
   53 . Amount to be paid to Servicer from the Collection Account                                         $          469,939.49
   54 . Amount to be deposited from the Collection Account into the Note Payment Account                  $       21,252,391.01
   55 . Amount to be deposited from the Collection Account into the Certificate Payment Account           $                0.00
   56 . Amount to be deposited from the Collection Account into the Reserve Account                       $                0.00
   57 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for
        payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount       $            2,078.42
   58 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                          $       20,150,107.68
   59 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                          $          208,816.67
   60 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                          $          356,883.33
   61 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                          $          363,733.33
   62 . Amount to be paid to Class B Noteholders from the Note Payment Account                            $           40,800.00
   63 . Amount to be paid to Class C Noteholders from the Note Payment Account                            $           52,850.00
   64 . Amount to be paid to Class D Noteholders from the Note Payment Account                            $           79,200.00
   65 . Amount to be paid to Certificateholders from the Certificate Payment Account with respect to
        Excess Funds and Reserve Account surplus                                                          $            2,078.42

  Net Loss and Delinquency Activity
  ---------------------------------

   66 . Net Losses with respect to preceding Collection Period                                            $           77,661.93

   67 . Cumulative Net Losses                                                                             $          107,091.97

   68 . Cumulative Net Loss Percentage                                                                            0.0178%

   69 . Delinquency Analysis                                                           Number of                 Principal
                                                                                         Loans                    Balance
                                                                                ------------------------------------------------

        a. 31 to 60 days past due                                                         183             $        2,427,570.76
        b. 61 to 90 days past due                                                          45             $          555,603.72
        c. 91 or more days past due                                                        24             $          254,432.03
                                                                                ------------------------------------------------
        d. Total (sum a - c)                                                              252                      3,237,606.51

  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on August 09, 2004.

  CARMAX AUTO SUPERSTORES, INC.
  ==============================================================================
  As Servicer

  By:                         /s/ Keith D. Browning
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  Name:                          Keith D. Browning
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  Title:          Executive Vice President and Chief Financial Officer
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